UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04864

Exact name of registrant as specified in charter:	Jennison Value Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2005

Date of reporting period:	10/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Value Fund

OCTOBER 31, 2005	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2005

Dear Shareholder:

We hope you find the annual report for the Jennison Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Value Fund

Jennison Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Value Fund (the Fund) is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	19.31%	30.16%	169.84%	421.97%
Class B	18.44	25.32	150.36	468.82
Class C	18.44	25.38	150.49	177.50
Class R	N/A	N/A	N/A	7.81
Class Z	19.59	31.77	N/A	148.96
S&P 500 Index[3]	8.72	–8.38	144.25	***
Russell 1000 Value Index[4]	11.86	25.86	192.83	****
Lipper Multi-Cap Value Funds Avg.[5]	11.02	27.94	159.00	*****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	18.05%	5.57%	9.66%	10.92%
Class B	19.00	5.80	9.46	9.93
Class C	23.06	5.97	9.47	9.88
Class R	N/A	N/A	N/A	N/A
Class Z	25.20	7.03	N/A	10.34
S&P 500 Index[3]	12.25	–1.49	9.49	***
Russell 1000 Value Index[4]	16.69	5.76	11.52	****
Lipper Multi-Cap Value Funds Avg.[5]	15.12	5.80	9.80	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

2Inception dates: Class A, 1/22/90; Class B, 1/22/87; Class C, 8/1/94; Class R, 6/3/05; and Class Z, 3/1/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

5The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Russell 1000 Value Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Since Inception cumulative total returns as of 10/31/05 are 413.08% for Class A, 581.23% for Class B, 220.57% for Class C, 2.02% for Class R, and 119.98% for Class Z. S&P 500 Index Since Inception average annual total returns as of 9/30/05 are 11.12% for Class A, 10.93% for Class B, 11.16% for Class C, and 8.76% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

**** Russell 1000 Value Index Since Inception cumulative total returns as of 10/31/05 are 503.73% for Class A, 686.47% for Class B, 268.32% for Class C, 2.35% for Class R, and 161.69% for Class Z. Russell 1000 Value Index Since Inception average annual total returns as of 9/30/05 are 12.35% for Class A, 11.84% for Class B, 12.64% for Class C, and 10.86% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

*****Lipper Average Since Inception cumulative total returns as of 10/31/05 are 445.07% for Class A, 584.65% for Class B, 219.58% for Class C, 2.50% for Class R, and 134.04% for Class Z. Lipper Average Since Inception average annual total returns as of 9/30/05 are 11.40% for Class A, 10.77% for Class B, 11.04% for Class C, and 9.39% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Altria Group, Inc., Tobacco	2.8%
The Kroger Co., Food & Staples Retailing	2.7
TXU Corp., Independent Power Producers & Energy Traders	2.7
Citigroup, Inc., Diversified Financial Services	2.6
Bank of America Corp., Commercial Banks	2.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/05
Oil, Gas & Consumable Fuels	10.6%
Capital Markets	7.5
Insurance	6.4
Pharmaceuticals	6.2
Aerospace & Defense	4.7

Industry weightings are subject to change.

Jennison Value Fund	3

Investment Subadviser’s Report

Jennison Associates LLC

Market overview

Over the 12 months ended October 31, 2005, the Fund’s Class A shares substantially outperformed its Russell 1000 Value Index benchmark. This strong performance was achieved in a mixed U.S. economic environment. Equities started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. The elevated prices for energy commodities as well as higher inflation and interest rates were among investors’ chief concerns. Despite the rise in prices for energy-related products, demand has remained high, reducing consumers’ and businesses’ discretionary income and tempering the economy’s growth potential over the next several quarters. As a result, the energy, consumer staples, and utilities sectors led the Russell 1000 Value Index, and more economically sensitive sectors trailed. However, the U.S. economy is resilient; the Purchasing Managers Index is pointing toward economic growth above 3% and the Federal Reserve is staying with its well-articulated plan of tightening short-term rates in quarter-point increments.

Energy holdings benefited from rising oil prices

The Fund’s energy holdings were its best performers both in total return and in comparison with the corresponding sector of the Russell 1000 Value Index. The Fund not only had excellent stock selection but also an overweight compared with the Index in this strong sector.

As global demand for oil outstripped supply, the price per barrel of oil neared $70, confirming our bullish expectations. The Fund’s exploration and production (E&P) companies, such as Nexen, Suncor Energy, EOG Resources, and Occidental Petroleum, became increasingly profitable. This enabled them to spend more to increase their production and/or replenish their reserves. These expenditures added to the revenues of energy equipment and services companies, such as the Fund’s holdings GlobalSantaFe and Halliburton. Although we still believe in the long-term case for energy investments, we reduced the Fund’s exposure to this sector as the stocks had a very substantial appreciation in the first three quarters of the year. A correction in the energy sector began near the end of the reporting period. On a longer-term basis, we will continue to focus on E&P companies that we believe can grow production from long-lived reserves, and energy equipment and services companies that will profit from increased E&P spending. In our opinion, oil companies have underspent for decades, making it difficult to expand their capacity quickly. Therefore we believe this cycle of investment will trough at a higher level of activity, and will continue longer than investors are accustomed to.

Utilities boosted performance

The Fund’s utilities holdings contributed to its outperformance, primarily due to the stellar performance of a position in TXU (see Comments on Largest Holdings). We

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believe CEO John Wilder’s restructuring created an integrated energy merchant with superior earnings growth potential, financial flexibility, and high free cash flow that could be used to enhance shareholder value via share buybacks, higher dividends, and/or acquisitions. Despite being one of the strongest contributors to the Fund’s prior year’s performance, the stock continued to be one of the largest contributors to the Fund’s return this fiscal year.

Financials, healthcare, and consumer staples provide gains

Both financials and healthcare holdings contributed significantly to the Fund’s outperformance. Within the financials sector, there were strong performers in various industry groups. They included property/casualty and life insurance company Loews and capital markets company Lehman Brothers Holdings. Pharmacy benefit managers (PBMs) Express Scripts and Medco Health Solutions, and health management organization Cigna accounted for much of the Fund’s return in the healthcare sector. PBMs have proven to be effective in helping to control prescription drug inflation. Express Scripts more than doubled over the reporting period, although some of the performance was a catch-up from its underperformance of other PBMs last fiscal year. We exited the position as its valuation rose, reinvesting the proceeds in other positions with a more promising balance of risk and reward. Positions in Altria and Kroger (see Comments on Largest Holdings) drove the Fund’s outperformance in the consumer staples sector.

Technology holdings hurt Fund performance

While information technology holdings detracted only marginally from the Fund’s total return, they underperformed those in the Russell 1000 Value Index. Disappointments included Avaya, Seagate Technology, and Agilent Technologies. We initiated a position in Avaya, a leading telecommunications equipment provider, because we believed that its margins were below normal and that it might benefit from the potential growth of Internet telephony. We expected Avaya’s emerging Internet business to eventually replace its slowing legacy PBX business (traditional telephone network equipment). Unfortunately, the pace of the upgrade cycle is much slower than we anticipated, so revenue growth has been disappointing. Avaya recently reported improved results, but slower growth than we anticipated. We trimmed the Fund’s position on the upward stock-price bounce. We initiated a position in Seagate, the world’s largest manufacturer of disk drives, believing there were favorable industry and company-specific dynamics. The hard drive industry has been consolidating for years, and now there are only three manufacturers in each segment of the market. We think that this will prevent the irrational pricing that the industry faced earlier. Moreover, sales of Seagate’s small drives, such as its one-inch drive, have begun to rise. Unfortunately, Apple decided to migrate its popular iPod to flash memory,

Jennison Value Fund	5

Investment Subadviser’s Report (continued)

eliminating a key source of demand for these drives. Despite the stock decline, the business outlook for computer storage and peripherals is still positive. The industry has underinvested for years because of its losses, so supplies of some parts should continue to be tight while new consumer electronics applications such as digital video recorders and MP3 players may drive growth for the industry and for Seagate.

Industrials also were weak

The Fund’s industrials holdings finished basically flat, underperforming comparable stocks in the benchmark. Tyco International shares declined when the firm guided estimates of its earnings down slightly in two consecutive quarters. In our view, the share price fell far more than the disappointment warranted. The turnaround initiated by the company’s new management continues, although a bit slower than we had initially hoped. Tyco is one of the cheapest large-cap multi-industry industrials in terms of share price to free cash flow, and we expect its shares to rise to close that valuation gap as the firm’s performance continues to improve.

Looking ahead

While there are risks to the economy, including high energy prices, creeping inflation, and rising interest rates, our best guess is that the global economy will continue growing at a modest pace. We continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings. Over the past few months we have found companies in a variety of industries that fit our investment criteria. With an uncertain economy, we are particularly interested in companies that can produce steady growth regardless of the economic climate, and where the share price reflects only moderate growth expectations.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/05.

2.8%	Altria Group, Inc./Tobacco

Altria Group is the largest tobacco company in the world through its Philip Morris subsidiaries, as well as 85% owner of Kraft Foods. Altria’s shares returned almost 62% in this reporting period. It is facing three major lawsuits, which we expect to be resolved in the near future. Once they are, Chairman and CEO Louis Camilleri’s plans to split Altria into three companies should unlock the hidden value in the firm’s tobacco operations, primarily in its international operations.

2.7%	The Kroger Co./Food & Staples Retailing

Kroger, the largest pure grocery chain in the United States, is in the midst of a long-term improvement process. Competition from nontraditional sources, primarily Wal-Mart, pushed Kroger into a multi-year decline in earnings. With better pricing, changes in compensation structure, and other new initiatives, Kroger has started to increase profitable sales without additional pressure on its margins. We believe that investor concerns about its competitive position are overly pessimistic, which should lead Kroger stock to outperform its peers.

2.7%	TXU Corp./Independent Power Producers & Energy Traders

TXU is a Texas power provider that generates 45% of its supply from coal-fired and nuclear plants. It stands to benefit from expanding margins as higher natural gas prices drive up power rates. We believe the current stock price does not reflect the full potential earnings impact from CEO John Wilder’s restructuring. Shortly after the end of the Fund’s reporting period, TXU raised its guidance for 2006, increased its quarterly dividend, authorized a share buyback, and announced a new hedging strategy aimed at mitigating its exposure to natural gas prices. At period-end, TXU still traded at less than nine times earnings per share.

2.6%	Citigroup Inc./Diversified Financial Services

Citigroup is a diversified financial services company that provides investment banking, retail brokerage, and corporate banking services. We believe the company’s fundamentals are sound and the stock is reasonably valued.

2.2%	Bank of America Corp./Commercial Banks

Bank of America operates both domestically and internationally, offering banking and certain nonbanking financial services and products. In our opinion, the stock is attractively valued, trading below 10 times its estimated 2006 earnings.

Holdings are subject to change.

Jennison Value Fund	7

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005, at the beginning of the period, and held through the six-month period ended October 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Value Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Value Fund		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,120.08	1.06%	$5.66
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

Class B	Actual	$1,000.00	$1,115.39	1.81%	$9.65
	Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20

Class C	Actual	$1,000.00	$1,116.00	1.81%	$9.65
	Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20

Class R	Actual	$1,000.00	$1,078.10	1.31%	$5.63
	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

Class Z	Actual	$1,000.00	$1,120.99	0.81%	$4.33
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2005 (to reflect the six-month period) with the exception of the Class R “Actual” information which reflects the 151 day period ended October 31, 2005 due to its inception date of June 3, 2005.

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Portfolio of Investments

as of October 31, 2005

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.0%
COMMON STOCKS

Aerospace & Defense 4.7%
317,900	Empresa Brasileira de Aeronautica SA, ADR (Brazil)(b)	$12,331,341
430,700	Honeywell International, Inc.	14,729,940
157,200	Lockheed Martin Corp.	9,520,032
151,700	Northrop Grumman Corp.	8,138,705

		44,720,018

Capital Markets 7.5%
41,300	Ameriprise Financial, Inc.	1,537,186
395,400	Bank of New York Co., Inc. (The)	12,372,066
522,700	Lazard Ltd. (Class A)(b)	13,511,795
138,400	Lehman Brothers Holdings, Inc.(b)	16,562,328
228,000	Mellon Financial Corp.	7,225,320
316,500	Merrill Lynch & Co., Inc.	20,490,210

		71,698,905

Chemicals 2.4%
341,600	E.I. du Pont de Nemours & Co.(b)	14,241,304
647,100	Mosaic Co. (The)(a)(b)	8,541,720

		22,783,024

Commercial Banks 2.2%
475,318	Bank of America Corp.(b)	20,790,409

Commercial Services & Supplies 2.6%
651,700	Cendant Corp.	11,352,614
457,200	Waste Management, Inc.	13,491,972

		24,844,586

Communications Equipment 2.1%
591,500	Avaya, Inc.(a)(b)	6,814,080
562,600	Nokia Corp., ADR (Finland)	9,462,932
1,134,600	Nortel Networks Corp.(a)	3,687,450

		19,964,462

Computers & Peripherals 1.6%
242,000	Dell, Inc.(a)	7,714,960
511,800	Seagate Technology	7,415,982

		15,130,942

See Notes to Financial Statements.

Jennison Value Fund	11

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Consumer Finance 1.9%
206,500	American Express Co.	$10,277,505
309,300	MBNA Corp.	7,908,801

		18,186,306

Diversified Financial Services 4.0%
545,300	Citigroup, Inc.	24,963,834
354,800	JP Morgan Chase & Co.	12,992,776

		37,956,610

Electric Utilities 2.0%
228,000	E.ON AG, ADR (Germany)	6,887,880
229,300	Exelon Corp.	11,930,479

		18,818,359

Energy Equipment & Services 4.4%
383,200	GlobalSantaFe Corp.	17,071,560
241,300	Halliburton Co.(b)	14,260,830
166,000	National-Oilwell Varco, Inc.(a)	10,370,020

		41,702,410

Food & Staples Retailing 2.7%
1,310,400	Kroger Co. (The)(a)	26,076,960

Food Products 1.8%
434,400	Cadbury Schweppes PLC, ADR (United Kingdom)	17,241,336

Health Care Providers & Services 2.3%
84,600	CIGNA Corp.	9,802,602
215,970	Medco Health Solutions, Inc.(a)	12,202,305

		22,004,907

Hotels, Restaurants & Leisure 2.2%
394,800	GTECH Holdings Corp.	12,570,432
269,100	McDonald’s Corp.	8,503,560

		21,073,992

Household Products 1.5%
249,600	Kimberly-Clark Corp.	14,187,264

Independent Power Producers & Energy Traders 2.7%
258,700	TXU Corp.	26,064,025

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Industrial Conglomerates 3.6%
457,500	General Electric Co.	$15,513,825
704,400	Tyco International Ltd.(b)	18,589,116

		34,102,941

Insurance 6.4%
315,400	American International Group, Inc.	20,437,920
329,500	Axis Capital Holdings Ltd.	8,543,935
237,700	Genworth Financial, Inc.(Class A)	7,532,713
160,700	Loews Corp.	14,941,886
495,400	Montpelier Re Holdings Ltd.	9,957,540

		61,413,994

Internet & Catalog Retail 1.6%
140,800	Expedia, Inc.(a)	2,645,632
493,500	IAC/InterActiveCorp(a)	12,633,600

		15,279,232

IT Services 1.3%
482,800	Accenture Ltd. (Class A)	12,702,468

Media 3.0%
303,000	EchoStar Communications Corp. (Class A)(b)	8,141,610
484,790	News Corp. (Class A)	6,908,258
423,915	Viacom, Inc. (Class B)	13,128,648

		28,178,516

Metals & Mining 3.4%
347,700	Inco Ltd.	13,984,494
149,000	Phelps Dodge Corp.	17,950,030

		31,934,524

Multi-Utilities 1.0%
225,900	Sempra Energy	10,007,370

Office Electronics 2.1%
1,464,800	Xerox Corp.(a)(b)	19,877,336

Oil, Gas & Consumable Fuels 10.6%
94,900	Amerada Hess Corp.	11,871,990
185,200	Kerr-McGee Corp.	15,749,408
427,800	Nexen, Inc.	17,685,252
241,200	Occidental Petroleum Corp.	19,025,856
372,900	Suncor Energy, Inc.	19,998,627
163,400	Tesoro Petroleum Corp.	9,991,910
157,929	Trident Resources Corp.(Canada) (cost $6,560,148;purchased 3/11/05)(a)(e)(f)(g)	6,685,674

		101,008,717

See Notes to Financial Statements.

Jennison Value Fund	13

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Paper & Forest Products 1.0%
298,700	Georgia-Pacific Corp.	$9,716,711

Pharmaceuticals 6.2%
140,600	Abbott Laboratories	6,052,830
312,300	Novartis AG, ADR, (Switzerland)	16,807,986
700,000	Pfizer, Inc.	15,218,000
302,900	Sanofi-Aventis ADR (France)	12,152,348
224,400	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	8,554,128

		58,785,292

Software 2.5%
596,800	Computer Associates International, Inc.(b)	16,692,496
286,600	Microsoft Corp.	7,365,620

		24,058,116

Thrifts & Mortgage Finance 0.6%
184,300	Countrywide Financial Corp.	5,855,211

Tobacco 2.8%
359,000	Altria Group, Inc.	26,942,950

Wireless Telecommunication Services 3.3%
214,300	Alltel Corp.	13,256,598
762,275	Sprint Nextel Corp.	17,768,630

		31,025,228

	Total long-term investments (cost $747,125,218)	934,133,121

SHORT-TERM INVESTMENTS 16.9%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)(d)
161,170,686	(cost $161,170,686; includes $146,959,916 of cash collateral received for securities on loan) (Note 3)(c)(d)	161,170,686

	Total Investments 114.9% (cost $908,295,904; Note 5)	1,095,303,807
	Liabilities in excess of other assets (14.9%)	(142,214,689)

	Net Assets 100.0%	$953,089,118

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $141,934,830; cash collateral of $146,959,916 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

(d)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(e)	Indicates a fair valued security.
(f)	Indicates an illiquid security.
(g)	Indicates a security is restricted to resale. The aggregate cost of such security is $6,560,148. The aggregate value of $6,685,674 is approximately 0.7% of net assets.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 was as follows:

Money Market Mutual Fund (including 15.4% of collateral received for securities on loan)	16.9%
Oil, Gas & Consumable Fuels	10.6
Capital Markets	7.5
Insurance	6.4
Pharmaceuticals	6.2
Aerospace & Defense	4.7
Energy Equipment & Services	4.4
Diversified Financial Services	4.0
Industrial Conglomerates	3.6
Metals & Mining	3.4
Wireless Telecommunication Services	3.3
Media	3.0
Tobacco	2.8
Food & Staples Retailing	2.7
Independent Power Producers & Energy Traders	2.7
Commercial Services & Supplies	2.6
Software	2.5
Chemicals	2.4
Health Care Providers & Services	2.3
Commercial Banks	2.2
Hotels, Restaurants & Leisure	2.2
Communications Equipment	2.1
Office Electronics	2.1
Electric Utilities	2.0
Consumer Finance	1.9
Food Products	1.8
Computers & Peripherals	1.6
Internet & Catalog Retail	1.6
Household Products	1.5
IT Services	1.3
Multi-Utilities	1.0
Paper & Forest Products	1.0
Thrifts & Mortgage Finance	0.6

114.9
Liabilities in excess of other assets	(14.9)

100.0%

See Notes to Financial Statements.

Jennison Value Fund	15

Statement of Assets and Liabilities

as of October 31, 2005

Assets
Investments at value, including securities on loan of $141,934,830:
Unaffiliated investments (cost $747,125,218)	$934,133,121
Affiliated investments (cost $161,170,686)	161,170,686
Cash	175,725
Receivable for investments sold	13,246,812
Receivable for Fund shares sold	1,328,697
Dividends and interest receivable	443,874
Prepaid expenses	7,113

Total assets	1,110,506,028

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	146,959,916
Payable for investments purchased	6,659,722
Payable for Fund shares reacquired	2,081,387
Accrued expenses	574,746
Management fee payable	444,809
Transfer agent fee payable	412,326
Distribution fee payable	281,149
Deferred trustees’ fees	2,855

Total liabilities	157,416,910

Net Assets	$953,089,118

Net assets were comprised of:
Shares of beneficial interest, at par	$482,996
Paid-in capital in excess of par	718,934,997

719,417,993
Undistributed net investment income	3,571,558
Accumulated net realized gain on investment and foreign currency transactions	43,091,664
Net unrealized appreciation on investments and foreign currencies	187,007,903

Net assets, October 31, 2005	$953,089,118

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($771,539,967 ÷ 39,032,643 shares of beneficial interest issued and outstanding)	$19.77
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price to public	$20.92

Class B
Net asset value, offering price and redemption price per share
($119,151,009 ÷ 6,103,987 shares of beneficial interest issued and outstanding)	$19.52

Class C
Net asset value, offering price and redemption price per share
($20,539,812 ÷ 1,052,312 shares of beneficial interest issued and outstanding)	$19.52

Class R
Net asset value, offering price and redemption price per share
($2,744 ÷ 139 shares of beneficial interest issued and outstanding)	$19.74

Class Z
Net asset value, offering price and redemption price per share
($41,855,586 ÷ 2,110,538 shares of beneficial interest issued and outstanding)	$19.83

See Notes to Financial Statements.

Jennison Value Fund	17

Statement of Operations

Year Ended October 31, 2005

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $315,101)	$16,148,944
Affiliated dividend income	417,601
Affiliated income from securities loaned, net	130,551
Interest	309

Total income	16,697,405

Expenses
Management fee	5,072,463
Distribution fee—Class A	1,747,533
Distribution fee—Class B	1,618,404
Distribution fee—Class C	208,137
Distribution fee—Class R	5
Transfer agent’s fees and expenses (including affiliated expenses of $1,220,000) (Note 3)	1,428,000
Reports to shareholders	300,000
Custodian’s fees and expenses	182,000
Registration fees	91,000
Legal fees and expenses	70,000
Insurance	29,000
Trustees’ fees	28,000
Audit fee	17,000
Miscellaneous	14,072

Total expenses	10,805,614

Net investment income	5,891,791

Realized And Unrealized Gain On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	117,663,912
Foreign currency transactions	56,124

117,720,036

Net change in unrealized appreciation on investments	34,179,396

Net gain on investments and foreign currency transactions	151,899,432

Net Increase In Net Assets Resulting From Operations	$157,791,223

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,891,791	$4,155,218
Net realized gain on investments and foreign currency transactions	117,720,036	50,465,675
Net change in unrealized appreciation on investments and foreign currencies	34,179,396	72,355,125

Net increase in net assets resulting from operations	157,791,223	126,976,018

Dividends from net investment income (Note 1)
Class A	(5,295,657)	(4,751,361)
Class B	(115,838)	(208,524)
Class C	(12,108)	(20,158)
Class Z	(307,762)	(351,330)

	(5,731,365)	(5,331,373)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	115,477,435	73,749,089
Net asset value of shares issued in reinvestment of dividends	5,283,291	4,922,847
Cost of shares reacquired	(170,037,111)	(177,888,261)

Net decrease in net assets from Fund share transactions	(49,276,385)	(99,216,325)

Total increase	102,783,473	22,428,320

Net Assets
Beginning of year	850,305,645	827,877,325

End of year(a)	$953,089,118	$850,305,645

(a) Includes undistributed net investment income of:	$3,571,558	$3,355,008

See Notes to Financial Statements.

Jennison Value Fund	19

Notes to Financial Statements

Jennison Value Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor’s 500 Composite Stock Price Index or the NYSE Composite Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports

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or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2005, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Jennison Value Fund	21

Notes to Financial Statements

Cont’d

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purpose, it is the Fund’s policy to continue to meet the requirements under the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the

22	Visit our website at www.jennisondryden.com

securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion. The effective management fee rate was .55% of 1% of the Fund’s average daily net assets for the year ended October 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Jennison Value Fund	23

Notes to Financial Statements

Cont’d

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended October 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $260,800 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2005, it received approximately $400, $160,900 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

24	Visit our website at www.jennisondryden.com

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2005, the Fund incurred approximately $234,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2005, PIM has been compensated approximately $51,300 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

For the year ended October 31, 2005, Prudential Equity Group, LLC and Wachovia earned approximately $27,600 and $36,100, respectively in broker commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 were $504,694,060 and $548,445,663, respectively.

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $141,934,830. The Fund received $146,959,916 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have

Jennison Value Fund	25

Notes to Financial Statements

Cont’d

been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investment. For the year ended October 31, 2005, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investments and foreign currency transactions by $56,124 due to the reclassification of net foreign currency gains. Net investment income, net realized losses and net assets were not affected by this change.

For the year ended October 31, 2005 and 2004, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets, was $5,731,365 and $5,331,373, respectively of ordinary income.

As of October 31, 2005, the accumulated undistributed earnings on tax basis consisted of $3,574,412 of ordinary income and $44,536,674 of long-term capital gains. As of October 31, 2005, the Fund has utilized approximately $71,833,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2005. The income tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to the deferral of wash sale losses.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$909,740,915	$202,751,411	$17,188,519	$185,562,892

The difference between book basis is primarily attributable to the difference in the treatment of wash sale losses for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12

26	Visit our website at www.jennisondryden.com

months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into five classes, designated Class A, Class B, Class C, Class R and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2005:
Shares sold	4,459,037	$83,324,115
Shares issued in reinvestment of dividends	279,079	4,855,977
Shares reacquired	(6,942,598)	(128,617,514)

Net increase (decrease) in shares outstanding before conversion	(2,204,482)	(40,437,422)
Shares issued upon conversion from Class B	4,704,055	87,747,613

Net increase (decrease) in shares outstanding	2,499,573	$47,310,191

Year ended October 31, 2004:
Shares sold	2,332,662	$37,341,107
Shares issued in reinvestment of dividends	293,250	4,360,621
Shares reacquired	(6,760,856)	(107,958,726)

Net increase (decrease) in shares outstanding before conversion	(4,134,944)	(66,256,998)
Shares issued upon conversion from Class B	2,092,635	33,622,904

Net increase (decrease) in shares outstanding	(2,042,309)	$(32,634,094)

Class B
Year ended October 31, 2005:
Shares sold	657,252	$11,934,704
Shares issued in reinvestment of dividends	6,332	109,543
Shares reacquired	(1,529,879)	(27,808,404)

Net increase (decrease) in shares outstanding before conversion	(866,295)	(15,764,157)
Shares reacquired upon conversion into Class A	(4,744,651)	(87,747,613)

Net increase (decrease) in shares outstanding	(5,610,946)	$(103,511,770)

Year ended October 31, 2004:
Shares sold	989,495	$15,686,689
Shares issued in reinvestment of dividends	13,323	196,920
Shares reacquired	(2,198,494)	(34,764,429)

Net increase (decrease) in shares outstanding before conversion	(1,195,676)	(18,880,820)
Shares reacquired upon conversion into Class A	(2,112,319)	(33,622,904)

Net increase (decrease) in shares outstanding	(3,307,995)	$(52,503,724)

Jennison Value Fund	27

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended October 31, 2005:
Shares sold	181,114	$3,316,652
Shares issued in reinvestment of dividends	661	11,439
Shares reacquired	(342,389)	(6,303,904)

Net increase (decrease) in shares outstanding	(160,614)	$(2,975,813)

Year ended October 31, 2004:
Shares sold	195,705	$3,114,846
Shares issued in reinvestment of dividends	1,292	19,103
Shares reacquired	(469,869)	(7,381,699)

Net increase (decrease) in shares outstanding	(272,872)	$(4,247,750)

Class R
June 3, 2005* through October 31, 2005*:
Shares sold	139	$2,547
Shares issued in reinvestment of dividends	—
Shares reacquired	—

Net increase (decrease) in shares outstanding	139	$2,547

Class Z
Year ended October 31, 2005:
Shares sold	895,343	$16,899,417
Shares issued in reinvestment of dividends	17,585	306,332
Shares reacquired	(396,913)	(7,307,289)

Net increase (decrease) in shares outstanding	516,015	$9,898,460

Year ended October 31, 2004:
Shares sold	1,090,896	$17,606,447
Shares issued in reinvestment of dividends	23,251	346,203
Shares reacquired	(1,743,995)	(27,783,407)

Net increase (decrease) in shares outstanding	(629,848)	$(9,830,757)

* Inception date on June 3, 2005.

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Financial Highlights

OCTOBER 31, 2005	ANNUAL REPORT

Jennison Value Fund

Financial Highlights

Class A
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.71

Income (loss) from investment operations:
Net investment income	.14
Net realized and unrealized gain (loss) on investment transactions	3.07

Total from investment operations	3.21

Less Dividends and Distributions:
Dividends from net investment income	(.15)
Distributions from net realized gains	—

Total dividends and distributions	(.15)

Net asset value, end of year	$19.77

Total Return(b):	19.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$771,540
Average net assets (000)	$699,013
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.04%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	.77%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	56%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001

$14.50	$12.17	$16.09	$18.49

.11	.11	.11	.16
2.22	2.31	(2.43)	(1.22)

2.33	2.42	(2.32)	(1.06)

(.12)	(.09)	(.10)	(.12)
—	—	(1.50)	(1.22)

(.12)	(.09)	(1.60)	(1.34)

$16.71	$14.50	$12.17	$16.09

16.21%	19.97%	(16.56)%	(6.21)%

$610,345	$559,230	$516,702	$690,433
$598,375	$529,960	$657,772	$714,431

1.07%	1.12%	1.04%	1.08%
.82%	.87%	.79%	.83%
.68%	.88%	.74%	.83%

56%	97%	72%	179%

See Notes to Financial Statements.

Jennison Value Fund	31

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.49

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	3.02

Total from investment operations	3.04

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains	—

Total dividends and distributions	(.01)

Net asset value, end of year	$19.52

Total Return(c):	18.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$119,151
Average net assets (000)	$161,840
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income (loss)	.04%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001

$14.31	$12.02	$15.92	$18.38

(.01)	.02	— (b)	.03
2.20	2.27	(2.40)	(1.22)

2.19	2.29	(2.40)	(1.19)

(.01)	—	—	(.05)
—	—	(1.50)	(1.22)

(.01)	—	(1.50)	(1.27)

$16.49	$14.31	$12.02	$15.92

15.34%	19.05%	(17.21)%	(6.93)%

$193,230	$215,039	$241,923	$395,833
$212,833	$221,850	$347,114	$529,705

1.82%	1.87%	1.79%	1.83%
.82%	.87%	.79%	.83%
(.06)%	.13%	(.01)%	.12%

See Notes to Financial Statements.

Jennison Value Fund	33

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.49

Income (loss) from investment operations:
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment transactions	3.03

Total from investment operations	3.04

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains	—

Total dividends and distributions	(.01)

Net asset value, end of year	$19.52

Total Return(c):	18.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$20,540
Average net assets (000)	$20,814
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income (loss)	.05%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(d)	Less than .005%.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001

$14.31	$12.02	$15.92	$18.38

(.01)	.02	— (b)	.02
2.20	2.27	(2.40)	(1.21)

2.19	2.29	(2.40)	(1.19)

(.01)	—	—	(.05)
—	—	(1.50)	(1.22)

(.01)	—	(1.50)	(1.27)

$16.49	$14.31	$12.02	$15.92

15.34%	19.05%	(17.21)%	(6.93)%

$20,006	$21,268	$22,728	$30,459
$21,130	$22,008	$29,071	$31,358

1.82%	1.87%	1.79%	1.83%
.82%	.87%	.79%	.83%
(.07)%	.13%	— (d)	.08%

See Notes to Financial Statements.

Jennison Value Fund	35

Financial Highlights

Cont’d

Class R
June 3, 2005(a) Through October 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.31

Income (loss) from investment operations:
Net investment income	.01
Net realized and unrealized gain on investment transactions	1.42

Total from investment operations	1.43

Net asset value, end of period	$19.74

Total Return(c):	7.81%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)(e)	1.29%
Expenses, excluding distribution and service (12b-1) fees(e)	.79%
Net investment income(e)	.19%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the year.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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Financial Highlights

OCTOBER 31, 2005	ANNUAL REPORT

Jennison Value Fund

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.76

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment transactions	3.07

Total from investment operations	3.26

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains	—

Total dividends and distributions	(.19)

Net asset value, end of year	$19.83

Total Return(b):	19.59%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,856
Average net assets (000)	$32,824
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income	1.00%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2004(a)	2003(a)	2002(a)	2001

$14.54	$12.21	$16.14	$18.52

.15	.15	.14	.28
2.23	2.30	(2.43)	(1.30)

2.38	2.45	(2.29)	(1.02)

(.16)	(.12)	(.14)	(.14)
—	—	(1.50)	(1.22)

(.16)	(.12)	(1.64)	(1.36)

$16.76	$14.54	$12.21	$16.14

16.49%	20.26%	(16.34)%	(5.98)%

$26,725	$32,340	$31,300	$62,366
$25,857	$31,275	$58,256	$69,810

.82%	.87%	.79%	.83%
.82%	.87%	.79%	.83%
.93%	1.13%	.98%	1.11%

See Notes to Financial Statements.

Jennison Value Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Jennison Value Fund

We have audited the accompanying statement of assets and liabilities of the Jennison Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2005

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends paid by the Fund during its fiscal year ended October 31, 2005.

During the fiscal year ended October 31, 2005, the Fund paid dividends taxable as ordinary income of $0.146 for Class A shares, $0.0100 for Class B and C shares respectively, and $0.1878 for Class Z shares. There were no ordinary income dividends paid for Class R shares during the fiscal year ended October 31, 2005.

Further, we wish to advise you that 100.0% of ordinary income dividends paid during the fiscal year ended October 31, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended October 31, 2005, the Fund designated 100.0% as qualified dividend income for the reduced tax rate under the jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Value Fund	41

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees .” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees .” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2000(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1987(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Trustee since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Trustee since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustee(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustee is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jennison Value Fund	43

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser(s) or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

44	Visit our website at www.jennisondryden.com

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

Jennison Value Fund	45

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Jennison Value Fund (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennnison”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged, and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Jennison Value Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Value Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance that was in the first quartile over a one-year period ended December 31, 2004, performance that was

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in the third quartile over a three-year period ended December 31, 2004, and performance that was in the first quartile over a five-year period ended December 31, 2004 in relation to the group of comparable funds in a Peer Universe. The Board noted that over these same time periods, the Fund achieved net performance that was in the first quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the first quartile over a five-year period. Gross performance does not reflect the impact of any fee waivers, expense subsidies, or similar arrangements. Net performance does reflect the impact of fee waivers, expense subsidies or similar arrangements.

The Board further noted that over one-year and five-year periods, the Fund outperformed the median performance of the mutual funds included in the Peer Universe and outperformed against its benchmark index, the Russell 1000 Value Index. The Board further noted that a new portfolio manager had taken responsibility for managing the Fund in January 2004, and that performance of the Fund over a one-year period had outperformed the benchmark index and was in the first quartile with respect to the mutual funds included in the Peer Universe.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.558% ranked in the first quartile in its Peer Group, and the contractual fee rate was the lowest among the mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its

Jennison Value Fund

Approval of Advisory Agreements (continued)

business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	12.74%	4.23%	9.81%	10.65%
Class B	13.44	4.45	9.61	9.70 (9.69)
Class C	17.50	4.63	9.62	9.49
Class R	N/A	N/A	N/A	N/A
Class Z	19.59	5.67	N/A	9.89

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	19.31%	5.41%	10.44%	11.04%
Class B	18.44	4.62	9.61	9.70 (9.69)
Class C	18.50	4.63	9.62	9.49
Class R	N/A	N/A	N/A	N/A
Class Z	19.59	5.67	N/A	9.89

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 1/22/87; Class C, 8/1/94; Class R, 6/3/05; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Jennison Value Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1995) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Jennison Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Marina Belaya, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Value Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Value Fund
Share Class	A	B	C	R	Z
NASDAQ	PBEAX	PBQIX	PEICX	N/A	PEIZX
CUSIP	476297106	476297205	476297304	476297502	476297403

MF131E      IFS-A112583              Ed. 12/2005

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Value Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date	December 22, 2005

*	Print the name and title of each signing officer under his or her signature.